UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  August 13, 2007

HOSTOPIA.COM INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-135533 (Commission File Number)	65-1036866 (IRS Employer Identification No.)

110 East Broward Blvd., Suite 1650 Fort Lauderdale, Florida 33301 (Address of Principal Executive Offices) (Zip Code)

(954) 463-3080
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 –  Results of Operation and Financial Condition

        Press Release reporting first quarter results to June 30, 2007, dated August 13, 2007, which is attached as Exhibit 99.1 hereto.

Exhibit No.	Description

99.1	Press Release dated August 13, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hostopia.com Inc.
(Registrant)

Dated: August 14, 2007	By: /s/ Michael Mugan
Name: Michael Mugan Title: Chief Financial Officer